UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2002

EXPEDIA, INC.
(Exact Name of registrant as specified in charter)

Washington
(State or other jurisdiction of incorporation)

000-27429
(Commission File Number)

91-1996083
(IRS Employer Identification No.)

13810 SE Eastgate Way, Suite 400
Bellevue, WA 98005
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (425) 564-7200

N/A
(Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets.

On March 9, 2002, Expedia, Inc. (“Expedia”) acquired substantially all of the assets of Classic Custom Vacations (“CCV”), a California corporation and a wholly-owned subsidiary of Classic Vacation Group, Inc. (“CVG”), a publicly traded New York corporation, for an aggregate purchase price of approximately $48 million, plus the assumption of approximately $30 million in net liabilities. In connection with the asset acquisition, in February 2002, Expedia first purchased the outstanding debt of CVG for approximately $47 million in cash, using the proceeds from the sale of 936,815 shares of common stock to USA Interactive (formerly USA Networks, Inc.) (“USA”), the controlling shareholder of Expedia. On March 9, 2002, Expedia then purchased the assets of CCV for approximately $1 million in cash, plus the cancellation of the outstanding CVG debt. The purchase price paid by Expedia for the assets of CCV, and the purchase price for the sale of Expedia shares to USA, were each arrived at after arms-length negotiations.

Item 7.    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The audited financial statements of Classic Vacation Group, Inc. (“CVG”) required to be filed pursuant to Item 7(a) of Form 8-K are included as Exhibit 99.1 of this Current Report on Form 8-K. The Registrant is acquiring substantially all of the assets and assuming the liabilities of Custom Classic Vacations, Inc. (“CCV”) which represented a majority of the operations of CVG and substantially all of certain key operating metrics such as current assets, total liabilities, revenues, gross profit and net income. Audited financial statements of CVG are included to provide investors with the complete and comprehensive financial history of the acquired business. Elimination of specified assets and liabilities not acquired or assumed by the Registrant is depicted in pro forma financial statements (Exhibit 99.2) presenting the effects of the acquisition.

(b)    Proforma Financial Information

The proforma financial information required to be filed pursuant to Item 7(b) of Form 8-K is included as Exhibit 99.2 of this Current Report on Form 8-K.

(c)    Exhibits

Exhibit 99.1	Consolidated financial statements of Classic Vacations Group (“CVG”).
Exhibit 99.2
Unaudited proforma condensed consolidated balance sheet of the Registrant and Classic Custom Vacations (“CCV”) as of December 31, 2001 and unaudited proforma consolidated statements of operations of the Registrant and CCV for the year ended June 30, 2001 and the six-month period ended December 31, 2001.

Exhibit 99.3	Asset Purchase Agreement by and among Expedia, Inc., Classic Custom Vacations and Classic Vacation Group, Inc., dated as of January 22, 2002. *
Exhibit 99.4	Note Purchase Agreement by and among Expedia, Inc., Classic Vacation Group, Inc., CVG Investment LLC and GV Investment LLC, dated as of January 22, 2002. *

*	Previously filed as an exhibit to Expedia’s Schedule 13D filed February 12, 2002 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ GREGORY S. STANGER
Gregory S. Stanger Sr. Vice President and Chief Financial Officer

Dated: May 15, 2002

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